UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2010

Aceto Corporation
(Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hollow Lane, Lake Success, New York 11042
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT RELATING TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report contains forward-looking statements as that term is defined in the federal securities laws.  The events described in forward-looking statements contained in this Current Report may not occur. Generally, these statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, financing plans, projected or anticipated benefits from acquisitions that we may make, or projections involving anticipated revenues, earnings or other aspects of our operating results or financial position, and the outcome of any contingencies.  Any such forward-looking statements are based on current expectations, estimates and projections of management.   We intend for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements.  We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond our control that may influence the accuracy of the statements and the projections upon which the statements are based.   Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, risks associated with the fulfillment of conditions to enable the Rising asset purchase agreement to close, risks associated with the fulfillment of conditions to obtain the financing referred to in the Commitment Letter, risks relating to the future performance of the business represented by the Rising assets if we do close the Rising asset purchase, our ability to remain competitive with competitors, risks associated with the generic product industry, dependence on a limited number of suppliers, risks associated with healthcare reform and reductions in reimbursement rates, difficulty in predicting revenue stream and gross profit, industry and market changes, the effect of fluctuations in operating results on the trading price of our common stock, inventory levels, reliance on outside manufacturers, risks on incurring uninsured environmental and other industry specific liabilities, governmental approvals and regulations, risks associated with hazardous materials, potential violations of government regulations, product liability claims, reliance on Chinese suppliers, potential changes to Chinese laws and regulations, fluctuations in foreign currency exchange rates, tax assessments, changes in tax rules, global economic risks, risk of unsuccessful acquisitions, effect of acquisitions on earnings, indemnification liabilities, terrorist activities, reliance on key executives, litigation risks, volatility of the market price of our common stock, changes to estimates, judgments and assumptions used in preparing financial statements, failure to maintain effective internal controls, compliance with changing regulations, as well as other risks and uncertainties discussed in our reports filed with the Securities and Exchange Commission.  Copies of these filings are available at www.sec.gov.

Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate.  Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements.  We undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement

Asset Purchase Agreement

On December 15, 2010, Sun Acquisition Corp. (“Sun”), a wholly-owned subsidiary of Aceto Corporation, a New York corporation (“Aceto” or the “Company”) , and the Company entered into an Asset Purchase Agreement (the “Agreement”), with Rising Pharmaceuticals, Inc., a Delaware corporation (“Rising”), and Ronald Gold and David B. Rosen, the stockholders of Rising (the “Stockholders”).   Pursuant to the Agreement, Rising has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Rising, certain assets, constituting substantially all of the assets, of Rising.

Pursuant to the Agreement, the purchase price is contemplated to be not less than an aggregate of Eighty Million ($80,000,000) Dollars plus the assumption of certain obligations of Rising.  This amount includes up to One Million (1,000,000) shares of Aceto common stock issuable to Rising and Eight Million ($8,000,000) Dollars payable to Rising over a four year period as set forth in the Agreement. In addition, the Purchase Agreement provides for the payment of additional contingent consideration equal to one-half of the three year cumulative EBITDA in excess of Thirty-Two Million One Hundred Thousand ($32,100,000) Dollars, up to a maximum of Six Million ($6,000,000) Dollars.  The Agreement also provides for a working capital, and certain other, adjustments, such that the assets acquired would include approximately Five Million ($5,000,000) Dollars in working capital, as defined in the Agreement.  The Agreement includes certain representations, warranties and covenants by the parties.

The obligation of the parties to consummate the transactions contemplated by the Agreement is subject to certain  conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Aceto Corporation expects to close on this transaction by December 31, 2010.

Commitment Letter

On December 15, 2010, and in connection with entering into the Agreement, Aceto entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMCB”). Aceto has requested that JPMCB agree to structure, arrange and syndicate senior secured revolving credit and term loan facilities in an aggregate amount of up to $80,000,000 consisting of a revolving credit facility of $40,000,000 and a five-year term loan facility of $40,000,000.  It is anticipated that the proceeds of the term loan and a portion of the proceeds of the revolving credit facility will be used to fund a portion of the purchase price under the Agreement.  JPMCB will serve as Administrative Agent for the facilities, in accordance with the terms and conditions described in the Term Sheet.

The foregoing description of the Agreement and the Commitment Letter is not a complete description of all of the parties’ rights and obligations under the Agreement and the Commitment Letter.  The foregoing description of the Agreement and Commitment Letter is qualified in its entirety by reference to the full text of the Agreement and the Commitment Letter, which are attached as Exhibits 2.1 and 10.1, respectively to this report and is incorporated in this report by reference.

Item 8.01	Other Events

The Company issued a press release on December 15, 2010 announcing the execution of the Agreement. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Aceto Corporation, Sun Acquisition Corp., Rising Pharmaceuticals, Inc., Ronald Gold, and David B. Rosen, dated as of December 15, 2010.

10.1	Aceto Corporation, et al $40,000,000 Senior Secured Revolving Credit Facility, $40,000,000 Senior Secured Term Loan Facility Commitment Letter.

99.1	Press release issued by the Company on December 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: December 20, 2010	By:	/s/ Albert L. Eilender
Albert L. Eilender
Chairman of the Board and
Chief Executive Officer

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